[Cenveo logo]
                                                    EXHIBIT 99.1

                                                                  NEWS RELEASE

                  CENVEO ANNOUNCES THIRD QUARTER 2006 RESULTS
                  -------------------------------------------

                  3rd Quarter EPS of $0.21 per diluted share
              3rd Quarter Non-GAAP EPS of $0.27 per diluted share
           Adjusted EBITDA of $40.4 million, up 82% from prior year
        Significant improvement in cash flows from operating activities
       Robert G. Burton, Sr., extends contract with Company through 2010

STAMFORD, CT - (NOVEMBER 8, 2006) - Cenveo, Inc. (NYSE: CVO) today announced its results for the three and nine months ended September 30, 2006.

For the third quarter, the Company reported net income of $11.6 million, or $0.21 per diluted share, compared to a net loss of $64.1 million, or $(1.28) per diluted share, in the third quarter of 2005. The third quarter 2006 results include restructuring, impairment and other charges of $4.7 million, as compared to $24.4 million in 2005. Net sales for the quarter decreased to $383.9 million from $430.8 million in 2005, primarily due to the Company's sale of Supremex.

Non-GAAP net income totaled $14.9 million or $0.27 per diluted share in the third quarter of 2006. Non-GAAP net income excludes restructuring and impairment charges, and equity income from affiliate. A reconciliation of net income to Non-GAAP net income for these adjustments is presented in the attached tables.

Adjusted EBITDA, as defined, (earnings before interest, taxes, depreciation and amortization, excluding restructuring, impairment, and other charges, gain
(loss) on sale of non-strategic businesses, divested operations, additional stock compensation expense on the adoption of SFAS 123R, loss on early extinguishment of debt, and equity income in affiliate) in the third quarter of 2006, was $40.4 million compared to Adjusted EBITDA of $22.1 million in the same period last year, an increase of 82%. An

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explanation of the Company's use of Adjusted EBITDA and a reconciliation of
Adjusted EBITDA to net income is provided below.

For the first nine months, the Company reported net income of $90.7 million, or $1.68 per diluted share compared to a net loss of $97.2 million, or $(1.99) per diluted share in the same period in 2005. The results for the first nine months of 2006 include restructuring and impairment charges of $35.4 million, the gain on sale of non-strategic businesses of $132.9 million, primarily relating to a sale of our 71.4% interest in Supremex, and the loss on early extinguishment of debt of $32.7 million. Net sales for the first nine months decreased to $1.17 billion from $1.30 billion in 2005, primarily due to the Company's decision to sell Supremex, close certain facilities, and sell several other non-strategic businesses.

Non-GAAP net income totaled $33.7 million or $0.62 per diluted share in the first nine months of 2006. Non-GAAP net income excludes restructuring and impairment charges, gain on sale of non-strategic businesses, loss on early extinguishment of debt and equity income in affiliate. A reconciliation of net income to Non-GAAP net income for these adjustments is presented in the attached tables.

ROBERT G. BURTON, CHAIRMAN AND CHIEF EXECUTIVE OFFICER STATED:
"I am pleased to announce another quarter of strong operating performance with excellent growth in earnings and cash flows. We were once again able to exceed our financial targets and dramatically improve margins by executing the turnaround plan that we implemented last year. We continue to see strength across our envelopes, forms and label segment, due to strong backlog and solid operational improvement. Our commercial print segment has once again showed dramatic operational and financial improvement as our consolidation efforts and sales focus are resulting in solid margin expansion. Our cost containment efforts, combined with organic growth across our businesses allowed us to improve Adjusted EBITDA by 82% in the quarter from the same period last year.

I would also point out the dramatic improvement we have made in regards to cash flow and working capital management. Since our arrival last September, we have been


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intensely focused on improving our DSO's, inventory turns, capital expenditure criteria and cash management. As of September 30, 2006, we have reduced our DSO's by over 4 days in the year our management team has been on board. All of these efforts are resulting in a significant turnaround in cash flow. We will continue to put these funds to use by paying down debt, growing the business through acquisition and selected capital investments."

MR. BURTON CONTINUED:
"We have also strategically invested in higher growth sectors of our business to position us for future growth. For instance, in order to continue to properly service our customer's expanding envelope volumes in the fast growing direct mail market, the Company has ordered a new F.L. Smithe SW1 machine for its Chicago envelope facility. The purchase of this machine will allow for continued growth in unit volume and will provide significant efficiency and productivity improvements. We have also recently ordered two Komori sheet fed offset presses to support our growth initiatives in the commercial print market. These two presses will strengthen Cenveo's position in the high-end commercial print market across the Southwest. As I have stated all along, Cenveo will invest in capital when it makes both strategic and financial sense. These recent strategic investments not only meet our high return on capital thresholds, but also allow us to grow with our customers in higher growth sectors of our business. We will continue to make selected investments when advantageous, to position the Company for the future growth."

MR. BURTON CONCLUDED:
"I continue to be very pleased with the progress the Company has made in the year since our management team has arrived. We have executed on our turnaround plan and have consistently delivered on our financial commitments each quarter. We have continued to win in our markets by bringing great quality and service levels to our customers. We intend to continue to grow our business organically and through acquisition, as we did with Rx Technology, by adding high quality companies to our family. It is very clear to me that Cenveo is an outstanding platform to build the world's premiere printing company. I am 100% convinced that we have the opportunity not only to continue to


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enhance shareholder value, but to create a company that is the envy of the industry. My commitment to making this happen has never been stronger, so much so that I have agreed to extend my original three year contract with the Company for an additional two years, through 2010. As the Company's largest individual shareholder, I am confident that our team will be successful in achieving this goal."

CONFERENCE CALL:
Cenveo will host a conference call tomorrow, Thursday November 9, 2006, at 10:00 a.m. Eastern Time. The conference call will be available via webcast, which can be accessed via the Internet at www.cenveo.com.


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
-------------------------------------------------------------------------------------------------------------------------
                                              CENVEO, INC., AND SUBSIDIARIES
                                     Condensed Consolidated Statements of Operations
                                          (in thousands, except per share data)
                                                       (Unaudited)

-------------------------------------------------------------------------------------------------------------------------
                                                              THREE MONTHS ENDED                 NINE MONTHS ENDED
                                                                 SEPTEMBER 30,                     SEPTEMBER 30,
-------------------------------------------------------------------------------------------------------------------------
                                                             2006              2005            2006              2005
-------------------------------------------------------------------------------------------------------------------------
Net sales                                                 $ 383,868         $ 430,823      $ 1,168,440       $ 1,302,161
-------------------------------------------------------------------------------------------------------------------------
Cost of sales                                               307,013           350,485          928,462         1,057,857
-------------------------------------------------------------------------------------------------------------------------
Selling, general and administrative                          45,703            59,740          151,197           188,769
-------------------------------------------------------------------------------------------------------------------------
Amortization of intangible assets                             1,422             1,272            3,985             3,878
-------------------------------------------------------------------------------------------------------------------------
Restructuring, impairment and other charges                   4,702            24,378           35,390            39,467
-------------------------------------------------------------------------------------------------------------------------
     Operating income (loss)                                 25,028            (5,052)          49,406            12,190
-------------------------------------------------------------------------------------------------------------------------
(Gain) loss on sale of non-strategic businesses                  --               759         (132,925)            2,019
-------------------------------------------------------------------------------------------------------------------------
Interest expense, net                                        13,939            18,079           46,936            55,074
-------------------------------------------------------------------------------------------------------------------------
Loss on early extinguishment of debt                             --                --           32,744                --
-------------------------------------------------------------------------------------------------------------------------
Other (income) expense, net                                  (2,521)              768           (5,293)            1,203
-------------------------------------------------------------------------------------------------------------------------
     Income (loss) before income taxes                       13,610           (24,658)         107,944           (46,106)
-------------------------------------------------------------------------------------------------------------------------
Income tax expense                                            1,994            39,420           17,221            51,140
-------------------------------------------------------------------------------------------------------------------------
     Net income (loss)                                     $ 11,616          $(64,078)        $ 90,723         $ (97,246)
-------------------------------------------------------------------------------------------------------------------------
Income (loss) per share:
-------------------------------------------------------------------------------------------------------------------------
     Income (loss) per share--basic                           $0.22            $(1.28)          $ 1.70            $(1.99)
-------------------------------------------------------------------------------------------------------------------------
     Income (loss) per share--diluted                         $0.21            $(1.28)          $ 1.68            $(1.99)
-------------------------------------------------------------------------------------------------------------------------
     Weighted average shares--basic                          53,342            50,212           53,237            48,932
-------------------------------------------------------------------------------------------------------------------------
     Weighted average shares--diluted                        54,189            50,212           53,993            48,932
-------------------------------------------------------------------------------------------------------------------------


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
--------------------------------------------------------------------------------------------------------------
                                        CENVEO, INC., AND SUBSIDIARIES
                              Reconciliation of Net Income to Non-GAAP Net Income
                                     (in thousands, except per share data)
                                                  (Unaudited)

--------------------------------------------------------------------------------------------------------------
                                                                  THREE MONTHS ENDED SEPTEMBER 30, 2006
--------------------------------------------------------------------------------------------------------------
                                                                                ADJUSTMENTS
                                                            AS REPORTED         TO NON-GAAP          NON-GAAP
--------------------------------------------------------------------------------------------------------------
Net sales                                                   $ 383,868                  --           $ 383,868
--------------------------------------------------------------------------------------------------------------
Cost of sales                                                 307,013                  --             307,013
--------------------------------------------------------------------------------------------------------------
Selling, general and administrative                            45,703                  --              45,703
--------------------------------------------------------------------------------------------------------------
Amortization of intangible assets                               1,422                  --               1,422
--------------------------------------------------------------------------------------------------------------
Restructuring and impairment charges                            4,702              (4,702)                 --
--------------------------------------------------------------------------------------------------------------
     Operating income                                          25,028               4,702              29,730
--------------------------------------------------------------------------------------------------------------
Interest expense, net                                          13,939                  --              13,939
--------------------------------------------------------------------------------------------------------------
Other (income) expense, net                                    (2,521)              2,623                 102
--------------------------------------------------------------------------------------------------------------
     Income before income taxes                                13,610               2,079              15,689
--------------------------------------------------------------------------------------------------------------
Income tax expense                                              1,994              (1,157)                837
--------------------------------------------------------------------------------------------------------------
     Net income                                              $ 11,616               3,236             $14,852
--------------------------------------------------------------------------------------------------------------
Income per share:
--------------------------------------------------------------------------------------------------------------
     Income per share--basic                                    $0.22                  --               $0.28
--------------------------------------------------------------------------------------------------------------
     Income per share--diluted                                  $0.21                  --               $0.27
--------------------------------------------------------------------------------------------------------------
     Weighted average shares--basic                            53,342                  --              53,342
--------------------------------------------------------------------------------------------------------------
     Weighted average shares--diluted                          54,189                  --              54,189
--------------------------------------------------------------------------------------------------------------


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
----------------------------------------------------------------------------------------------------------------
                                         CENVEO, INC., AND SUBSIDIARIES
                               Reconciliation of Net Income to Non-GAAP Net Income
                                      (in thousands, except per share data)
                                                   (Unaudited)

----------------------------------------------------------------------------------------------------------------
                                                                     NINE MONTHS ENDED SEPTEMBER 30, 2006
----------------------------------------------------------------------------------------------------------------
                                                                                  ADJUSTMENTS
                                                            AS REPORTED           TO NON-GAAP         NON-GAAP
----------------------------------------------------------------------------------------------------------------
Net sales                                                   $ 1,168,440                  --         $ 1,168,440
----------------------------------------------------------------------------------------------------------------
Cost of sales                                                   928,462                  --             928,462
----------------------------------------------------------------------------------------------------------------
Selling, general and administrative                             151,197                  --             151,197
----------------------------------------------------------------------------------------------------------------
Amortization of intangible assets                                 3,985                  --               3,985
----------------------------------------------------------------------------------------------------------------
Restructuring and impairment charges                             35,390             (35,390)                 --
----------------------------------------------------------------------------------------------------------------
     Operating income                                            49,406              35,390              84,796
----------------------------------------------------------------------------------------------------------------
Gain on sale of non-strategic businesses                       (132,925)            132,925                  --
----------------------------------------------------------------------------------------------------------------
Interest expense, net                                            46,936                  --              46,936
----------------------------------------------------------------------------------------------------------------
Loss on early extinguishment of debt                             32,744             (32,744)                 --
----------------------------------------------------------------------------------------------------------------
Other (income) expense, net                                      (5,293)              4,911                (382)
----------------------------------------------------------------------------------------------------------------
     Income (loss) before income taxes                          107,944             (69,702)             38,242
----------------------------------------------------------------------------------------------------------------
Income tax expense                                               17,221             (12,699)              4,522
----------------------------------------------------------------------------------------------------------------
     Net income                                                $ 90,723             (57,003)           $ 33,720
----------------------------------------------------------------------------------------------------------------
Income per share:
----------------------------------------------------------------------------------------------------------------
     Income per share--basic                                     $ 1.70                  --              $ 0.63
----------------------------------------------------------------------------------------------------------------
     Income per share--diluted                                   $ 1.68                  --              $ 0.62
----------------------------------------------------------------------------------------------------------------
     Weighted average shares--basic                              53,237                  --              53,237
----------------------------------------------------------------------------------------------------------------
     Weighted average shares--diluted                            53,993                  --              53,993
----------------------------------------------------------------------------------------------------------------


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
--------------------------------------------------------------------------------------------------------------------
                                            CENVEO, INC. AND SUBSIDIARIES
                               Reconciliation of Net Income (Loss) to Adjusted EBITDA
                                                   (in thousands)

--------------------------------------------------------------------------------------------------------------------
                                                                THREE MONTHS ENDED            NINE MONTHS ENDED
                                                                   SEPTEMBER 30,                 SEPTEMBER 30,
--------------------------------------------------------------------------------------------------------------------
                                                               2006            2005           2006           2005
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Net income (loss)                                            $ 11,616       $(64,078)      $ 90,723       $ (97,246)
--------------------------------------------------------------------------------------------------------------------
     Interest expense                                          13,939         18,079         46,936          55,074
--------------------------------------------------------------------------------------------------------------------
     Income taxes                                               1,994         39,420         17,221          51,140
--------------------------------------------------------------------------------------------------------------------
     Depreciation                                               8,610         11,611         27,449          34,900
--------------------------------------------------------------------------------------------------------------------
     Amortization of intangible assets                          1,422          1,272          3,985           3,878
--------------------------------------------------------------------------------------------------------------------
     Restructuring, impairment and other charges                4,702         24,378         35,390          39,467
--------------------------------------------------------------------------------------------------------------------
     (Gain) loss on sale of non-strategic businesses               --            759       (132,925)          2,019
--------------------------------------------------------------------------------------------------------------------
     Loss on early extinguishment of debt                          --             --         32,744              --
--------------------------------------------------------------------------------------------------------------------
     Equity income in affiliate and other                      (2,623)            --         (4,911)             --
--------------------------------------------------------------------------------------------------------------------
     Divested operations                                           --         (9,307)        (8,436)        (28,128)
--------------------------------------------------------------------------------------------------------------------
     Additional stock compensation expense on the
      adoption of SFAS 123R                                       732             --          1,813              --
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Adjusted EBITDA, as defined                                  $ 40,392       $ 22,134      $ 109,989        $ 61,104
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Supremex operations                                                --          8,896          9,784          27,222
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Adjusted EBITDA, as defined and Supremex operations          $ 40,392       $ 31,030      $ 119,773        $ 88,326
                                                             --------       --------      ---------        --------
--------------------------------------------------------------------------------------------------------------------


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
                                        CENVEO, INC. AND SUBSIDIARIES
                                    CONDENSED CONSOLIDATED BALANCE SHEETS
                                                (in thousands)
                                                 (Unaudited)


-------------------------------------------------------------------------------------------------------------
                                                                    SEPTEMBER 30, 2006  DECEMBER 31, 2005(A)
                                                                    ------------------  --------------------
-------------------------------------------------------------------------------------------------------------
                              ASSETS
-------------------------------------------------------------------------------------------------------------
Current assets:
-------------------------------------------------------------------------------------------------------------
     Cash and cash equivalents                                          $     842          $    1,035
-------------------------------------------------------------------------------------------------------------
     Accounts receivable, net                                             226,378             247,277
-------------------------------------------------------------------------------------------------------------
     Inventories                                                           98,706             108,704
-------------------------------------------------------------------------------------------------------------
     Other current assets                                                  31,701              25,767
                                                                           ------              ------
-------------------------------------------------------------------------------------------------------------
         Total current assets                                             357,627             382,783
-------------------------------------------------------------------------------------------------------------
Property, plant and equipment, net                                        268,795             317,606
-------------------------------------------------------------------------------------------------------------
Goodwill                                                                  258,139             311,146
-------------------------------------------------------------------------------------------------------------
Investment in affiliate                                                    48,839                  --
-------------------------------------------------------------------------------------------------------------
Other assets                                                               59,206              68,029
                                                                           ------              ------
-------------------------------------------------------------------------------------------------------------
         Total assets                                                   $ 992,606          $1,079,564
                                                                        =========          ==========
-------------------------------------------------------------------------------------------------------------
         LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
-------------------------------------------------------------------------------------------------------------
Current liabilities:
-------------------------------------------------------------------------------------------------------------
     Current maturities of long-term debt                               $   4,109          $    2,791
-------------------------------------------------------------------------------------------------------------
     Accounts payable                                                      93,261             124,901
-------------------------------------------------------------------------------------------------------------
     Accrued compensation and related liabilities                          43,323              53,765
-------------------------------------------------------------------------------------------------------------
     Other current liabilities                                             76,678              79,051
                                                                           ------              ------
-------------------------------------------------------------------------------------------------------------
         Total current liabilities                                        217,371             260,508
-------------------------------------------------------------------------------------------------------------
Long-term debt                                                            697,329             809,345
-------------------------------------------------------------------------------------------------------------
Deferred income taxes                                                       4,879              10,045
-------------------------------------------------------------------------------------------------------------
Other liabilities                                                          39,253              49,216
-------------------------------------------------------------------------------------------------------------
Shareholders' equity (deficit):
-------------------------------------------------------------------------------------------------------------
     Preferred stock                                                           --                  --
-------------------------------------------------------------------------------------------------------------
     Common stock                                                             534                 530
-------------------------------------------------------------------------------------------------------------
     Paid-in capital                                                      242,859             239,432
-------------------------------------------------------------------------------------------------------------
     Retained deficit                                                    (214,369)           (305,091)
-------------------------------------------------------------------------------------------------------------
     Unearned compensation                                                     --              (1,825)
-------------------------------------------------------------------------------------------------------------
     Accumulated other comprehensive income                                 4,750              17,404
                                                                            -----              ------
-------------------------------------------------------------------------------------------------------------
         Total shareholders' equity (deficit)                              33,774             (49,550)
                                                                           ------             -------
-------------------------------------------------------------------------------------------------------------
Total liabilities and shareholders' equity (deficit)                    $ 992,606          $1,079,564
                                                                        =========          ==========
-------------------------------------------------------------------------------------------------------------

(A) Derived from the audited consolidated financial statements as of December 31, 2005.


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
                                             CENVEO, INC. AND SUBSIDIARIES
                                    CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                    (in thousands)
                                                      (Unaudited)

----------------------------------------------------------------------------------------------------------------------
                                                                                                 NINE MONTHS ENDED
                                                                                                   SEPTEMBER 30,
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2006         2005
----------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
----------------------------------------------------------------------------------------------------------------------
     Net income (loss)                                                                            $90,723    $(97,246)
----------------------------------------------------------------------------------------------------------------------
     Adjustments to reconcile net income (loss) to net cash used in operating activities:
----------------------------------------------------------------------------------------------------------------------
       Depreciation and amortization, excluding amortization of deferred financing costs           31,434      38,778
----------------------------------------------------------------------------------------------------------------------
       Amortization of deferred financing costs                                                     1,353       2,869
----------------------------------------------------------------------------------------------------------------------
       Loss on early extinguishment of debt                                                        32,744          --
----------------------------------------------------------------------------------------------------------------------
       Deferred income taxes                                                                        3,991      35,970
----------------------------------------------------------------------------------------------------------------------
       Non-cash restructuring and impairment charges, net                                           6,244       9,801
----------------------------------------------------------------------------------------------------------------------
       Other non-cash charges                                                                       6,321       3,247
----------------------------------------------------------------------------------------------------------------------
       (Gain) loss on sale of non-strategic businesses                                           (132,925)      2,019
----------------------------------------------------------------------------------------------------------------------
       Equity income in affiliate, net                                                               (769)         --
----------------------------------------------------------------------------------------------------------------------
Changes in operating assets and liabilities:
----------------------------------------------------------------------------------------------------------------------
       Accounts receivable                                                                          4,894      (5,423)
----------------------------------------------------------------------------------------------------------------------
       Inventories                                                                                 (2,853)    (11,861)
----------------------------------------------------------------------------------------------------------------------
       Accounts payable and accrued compensation and related liabilities                          (42,497)     (1,336)
----------------------------------------------------------------------------------------------------------------------
       Other working capital changes                                                               (8,407)      1,354
----------------------------------------------------------------------------------------------------------------------
       Other, net                                                                                    (369)     (5,473)
                                                                                                     ----      ------
----------------------------------------------------------------------------------------------------------------------
           Net cash used in operating activities                                                  (10,116)    (27,301)
----------------------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
----------------------------------------------------------------------------------------------------------------------
       Proceeds from divestitures, net                                                            213,104       6,514
----------------------------------------------------------------------------------------------------------------------
       Cost of business acquisition, net of cash acquired                                         (49,425)         --
----------------------------------------------------------------------------------------------------------------------
       Capital expenditures                                                                       (16,376)    (19,698)
----------------------------------------------------------------------------------------------------------------------
       Acquisition payments                                                                        (4,653)     (3,980)
----------------------------------------------------------------------------------------------------------------------
       Proceeds from sale of property, plant and equipment                                          6,025         724
                                                                                                    -----         ---
----------------------------------------------------------------------------------------------------------------------
           Net cash provided by (used in) investing activities                                    148,675     (16,440)
----------------------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
----------------------------------------------------------------------------------------------------------------------
       Repayment of 9 5/8% senior notes                                                          (339,502)         --
----------------------------------------------------------------------------------------------------------------------
       (Repayments) borrowings under senior secured revolving credit facility, net               (123,931)     25,200
----------------------------------------------------------------------------------------------------------------------
       Repayments of other long-term debt                                                         (12,265)     (2,535)
----------------------------------------------------------------------------------------------------------------------
       Payment of redemption premiums and expenses                                                (26,142)         --
----------------------------------------------------------------------------------------------------------------------
       Payment of debt issuance costs                                                              (3,770)         --
----------------------------------------------------------------------------------------------------------------------
       Proceeds from issuance of term loan                                                        325,000          --
----------------------------------------------------------------------------------------------------------------------
       Borrowings under new revolving credit facility, net                                         40,000          --
----------------------------------------------------------------------------------------------------------------------
       Proceeds from exercise of stock options                                                      1,860      21,087
                                                                                                    -----      ------
----------------------------------------------------------------------------------------------------------------------
           Net cash provided by (used in) financing activities                                   (138,750)     43,752
----------------------------------------------------------------------------------------------------------------------
Effect of exchange rate changes on cash and cash equivalents                                           (2)         76
                                                                                                       ---        ---
----------------------------------------------------------------------------------------------------------------------
           Net increase (decrease) in cash and cash equivalents                                      (193)         87
----------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at beginning of year                                                      1,035         796
                                                                                                    -----         ---
----------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of quarter                                                          $842       $ 883
                                                                                                     ====       =====
----------------------------------------------------------------------------------------------------------------------


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                                      ###

The common definition of EBITDA is "Earnings before Interest, Taxes, Depreciation and Amortization". Adjusted EBITDA is equivalent to the common definition of EBITDA excluding restructuring, impairment and other changes,
(gain) loss on sale of non-strategic businesses, divested operations EBITDA, additional stock compensation expense on the adoption of SFAS 123R, gain
(loss) on early extinguishment of debt and gain (loss) on disposal of discontinued operations. Restructuring, impairment and other charges have been excluded from Adjusted EBITDA to maintain comparability of our results with the results of competitors using similar measures. Adjusted EBITDA should be used in conjunction with U.S. GAAP financial measures and is not presented as an alternative to cash flow from operations as a measure of our liquidity or as an alternative to net income as an indicator of our operating performance.

We believe the use of Adjusted EBITDA along with U.S. GAAP financial measures enhances the understanding of our operating results and is useful to investors in comparing performance with competitors, estimating enterprise value and making investment decisions. Adjusted EBITDA allows investors to compare operating results of competitors exclusive of depreciation and amortization. Adjusted EBITDA is a useful tool given the significant variation that can result from the timing of capital expenditures, the amount of intangible assets recorded or the differences in assets' lives. Adjusted EBITDA as used here may not be comparable to similarly titled measures reported by competitors. We also use Adjusted EBITDA to evaluate operating performance of our segments, to allocate resources and capital to such segments, to measure performance for incentive compensation programs, and to evaluate future growth opportunities.

                                      ###

CENVEO IS ONE OF NORTH AMERICA'S LEADING PROVIDERS OF PRINT AND VISUAL COMMUNICATIONS, WITH ONE-STOP SERVICES FROM DESIGN THROUGH FULFILLMENT. THE COMPANY'S BROAD PORTFOLIO OF SERVICES AND PRODUCTS INCLUDE COMMERCIAL PRINTING, ENVELOPES, LABELS, PACKAGING AND BUSINESS DOCUMENTS DELIVERED THROUGH A NETWORK OF PRODUCTION, FULFILLMENT AND DISTRIBUTION FACILITIES THROUGHOUT NORTH AMERICA.



                           ------------------------


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Statements made in this release, other than those concerning historical financial information, may be considered forward-looking statements, which speak only as of the date of this release and are based upon current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual result to differ materially from such forward-looking statements. Those assumptions, risks and uncertainties include, without limitation: (1) uncertainties regarding future growth and our ability to successfully integrate acquisitions; (2) substantial indebtedness impairing our financial condition and limiting our ability to incur additional debt; (3) indebtedness imposing significant restrictions on our business; (4) additional indebtedness exacerbating the above factors; (5) debt instruments providing cross defaults causing all debt to become due and payable as a result of a default under an unrelated debt instrument; (6) our history of losses and uncertain return to consistent profitability; (7) the absence of long-term customer agreements in our industry, subjecting our business to fluctuations;
(8) factors affecting the U.S. postal services; (9) increases in paper costs and decreases in its availability; (10) availability of alternative delivery media; (11) intense competition; (12) supply, availability, and costs of raw materials and components; (13) fires or explosions at any of the Company's facilities; (14) environmental rules and regulations, non-compliance with which may expose the Company to adverse consequences; (15) acquisitions that might be unsuccessful; (16) contract pricing and timing of awards; (17) changing economic and political conditions in the U.S. and in other countries;
(18) dependence on key management personnel; (19) customer product acceptance;
(20) continued access to technical and capital resources; (21) availability of insurance coverage at acceptable terms; (22) changes in accounting or tax rules or pronouncements; (23) actual pension asset returns and assumptions regarding future returns, discount rates, and service costs; (24) changes in cost estimates related to restructuring or relocation of facilities; (25) the timing and extent of changes in interest rates; (26) access to capital markets and the costs thereof; (27) legal proceedings; and (28) other economic, political, and technological risks and uncertainties.


This list of factors is not exhaustive, and new factors may emerge or changes to the foregoing factors may occur that would impact the Company's business. Additional information regarding these and other factors may be contained in the Parent's filings with the SEC. All such risk factors are difficult to predict, contain material uncertainties that may affect actual results and may be beyond the Company's control.


These risks and uncertainties are set forth under Item 1 and Item 1A, Risk Factors, in Cenveo's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and Cenveo's other SEC filings. A copy of the Annual Report is available at http://www.cenveo.com.

Inquiries from analysts and investors should be directed to Robert G. Burton, Jr. at (203) 595-3005.


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